Income Taxes	9 Months Ended	12 Months Ended
	Oct. 01, 2013	Jan. 01, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table presents the Company's provision for income taxes for the three quarters ended October 1, 2013 and October 2, 2012 (dollars in thousands):

	October 1, 2013	October 2, 2012
Provision for income taxes	$2,633	$2,540
Effective tax rate	38.0%	41.3%

The 2013 estimated annual effective tax rate is expected to be 39.2% compared to 38.4% for the full year 2012. The effective tax rate for the first three quarters of 2013 includes the discrete adjustment for certain transaction costs related to the IPO.

Income Taxes
The components of the provision (benefit) for income taxes are as follows for 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Current tax provision:
Federal	$49	$—	$47
State	559	260	6
	608	260	53
Deferred tax provision (benefit):
Federal	2,591	1,945	(340)
State	16	(425)	(79)
	2,607	1,520	(419)
Total provision (benefit) for income taxes	$3,215	$1,780	$(366)

The reconciliation of income tax provision (benefit) that would result from applying the federal statutory rate to pre-tax income as shown in the accompanying consolidated statements of income is as follows for 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Federal income expense at federal rate	$2,848	$1,907	$684
State income tax, net of related federal income tax benefit	420	257	8
Permanent items—primarily incentive stock options and cash settlement of options	83	(10)	(626)
Foreign rate differential	106	—	—
Change in blended state rate	—	(25)	—
Other items, net	(242)	(349)	(432)
Provision (benefit) for income taxes	$3,215	$1,780	$(366)
Effective income tax rate	38.4%	31.7%	(18.2)%

Pre-tax net income in 2012 totaled $8.4 million and included a foreign loss of $0.3 million in 2012.
In 2012 and 2011, the Company recognized tax benefits on option exercises at fair value in excess of those utilized to record stock-based compensation for book purposes, totaling $27,000 and $109,000, respectively, as a credit to additional paid-in capital. The largest portion of the permanent items in 2010 relate to the stock-based compensation expense for incentive stock options that was previously added back for tax purposes and deductible due to the Merger.
In 2012, other items represents changes made between the provision for income taxes and the filed tax return and the impact of the prior year interest rate swap designation to interest expense. Other items in 2011 represents the reconciliation of the beginning deferred tax asset for state asset depreciation, while the true up adjustment in 2010 represents the reconciliation of the deferred tax asset for nonqualified stock options following the Merger. The tax-effected true up adjustments represent $242,000, $349,000 and $432,000 for 2012, 2011 and 2010, respectively.
Deferred income taxes arise because of the differences in the book and tax bases of certain assets and liabilities. Deferred income tax liabilities and assets consist of the following (in thousands):

	2,012	2,011
Noncurrent deferred tax assets (liabilities):
Loss carry forwards	$2,445	$3,275
Deferred rent and franchise revenue	9,622	7,696
Property, equipment and intangible assets	(11,061)	(6,628)
Stock-based compensation	994	514
Alternative minimum tax credits	256	205
Interest rate swap	38	183
Other	497	251
Total noncurrent net deferred tax assets	2,791	5,496
Current deferred tax assets (liabilities):
Inventory smallwares	(1,459)	(1,146)
Other	436	283
Total current deferred tax liabilities	(1,023)	(863)
Net deferred tax assets	$1,768	$4,633

At January 1, 2013 and January 3, 2012, net operating loss carryforwards for federal income tax purposes of approximately $15.6 million and $18.1 million, respectively, were available to offset future taxable income through the year 2032 and 2031, respectively. The net operating loss carry forwards are primarily composed of excess tax deductions for equity compensation. Utilization of the net operating losses is subject to an annual limitation resulting from a change in control in 2007 and a change of control in 2010, pursuant to the change in ownership provisions of Section 382 of the Internal Revenue Code and similar provisions of state law. As a result of certain realization requirements of ASC 718, the deferred tax assets shown above include only realized tax deductions related to equity compensation equal to the compensation recognized for financial reporting during the years ended January 1, 2013 and January 3, 2012. Equity will be increased by up to $3.3 million if and when the net operating loss is ultimately realized.
Uncertain tax positions are recognized if it is more likely than not that the Company will be able to sustain the tax position taken, and the measurement of the benefit is calculated as the largest amount that is more than 50% likely to be realized upon resolution of the benefit. The Company has analyzed filing positions in all of the federal and state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions. There were no uncertain tax positions for the years ended January 1, 2013 or January 3, 2012. The only periods subject to examination for the Company's federal and state returns are 2009 through 2012.